                                                                    EXHIBIT 10.1



                          CYPRESS COMMUNICATIONS, INC.
                          1997 MANAGEMENT OPTION PLAN

                          CYPRESS COMMUNICATIONS, INC.
                          1997 MANAGEMENT OPTION PLAN

                               TABLE OF CONTENTS

                                                                                       Page
SECTION I.  DEFINITIONS..............................................................  1

 1.1  Definitions....................................................................  1

SECTION 2  THE STOCK INCENTIVE PLAN..................................................  4

 2.1  Purpose of the Plan............................................................  4
 2.2  Stock Subject to the Plan......................................................  4
 2.3  Administration of the Plan.....................................................  4
 2.4  Eligibility and Limits.........................................................  5

SECTION 3  TERMS OF OPTION...........................................................  5

 3.1  Number of Shares Subject to Options............................................  5
 3.2  Option Agreement...............................................................  5
 3.3  Date of Grant..................................................................  5
 3.4  Multiple Options...............................................................  5
 3.5  Nontransferability.............................................................  6
 3.6  Terms and Conditions of Options................................................  6
 3.7  Treatment of Options upon Termination of Employment or Termination of Service..  8

SECTION 4  GENERAL PROVISIONS........................................................  8

 4.1  Withholding....................................................................  8
 4.2  Changes in Capitalization; Merger; Liquidation.................................  9
 4.3  Cash Awards.................................................................... 10
 4.4  Compliance with Code........................................................... 10
 4.5  Right to Terminate Employment.................................................. 10
 4.6  Non-alienation of Benefits..................................................... 10
 4.7  Restrictions on Delivery and Sale of Shares; Legends........................... 10
 4.8  Stockholders' Agreement........................................................ 11
 4.9  Listing and Legal Compliance................................................... 11
 4.10  Termination and Amendment of the Plan......................................... 11
 4.11  Arbitration................................................................... 11
 4.12  Stockholder Approval.......................................................... 11
 4.13  Choice of Law................................................................. 11
 4.14  Effective Date of Plan........................................................ 12
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                                      -i-

                          CYPRESS COMMUNICATIONS, INC.
                          1997 MANAGEMENT OPTION PLAN

                             SECTION 1 DEFINITIONS

     1.1  Definitions. Whenever used herein, the masculine pronoun will be
          -----------
deemed to include the feminine, and the singular to include the plural, unless the context indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

          (a)  "Affiliate" means an entity that directly or through one or more
                ---------
     intermediaries is controlled by the Company, and any entity in which the Company has a significant equity interest, as determined by the Company.

          (b)  "Board of Directors" means the board of directors of the Company.
                ------------------

          (c)  "Cause" means (1) the willful and continued failure of a
                -----
     Participant (other than any such failure resulting from incapacity or Disability) to substantially perform the Participant's normally required duties with the Company or an Affiliate continuing for thirty (30) days after notice by the Company to the Participant of such failure; (2) any act of fraud, misappropriation, embezzlement or similar conduct against the Company or an Affiliate, as finally determined through arbitration or final judgment of a court of competent jurisdiction (which arbitration or judgment, due to the passage of time or otherwise, is not subject to further appeal); or (3) conviction of the Participant for a felony or any other crime involving moral turpitude (which conviction, due to the passage of time or otherwise is not subject to further appeal).

          (d)  "Change in Control" means the first to occur of the following
                -----------------
     events:

               (i) any person (as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(f) thereof), excluding the Company, any present shareholders, any Subsidiary and any employee benefit plan sponsored or maintained by the Company or any Subsidiary (including any trustee of such plan acting as trustee) (the Company, all Subsidiaries, and such employee benefit plans and trustees acting as trustees being hereafter referred to as the "Company Group"), but including a `group' as defined in Section 13(d)(3) of the Exchange Act (a "Person"), becomes the beneficial owner of shares of the Company having more than fifty percent (50%) of the total number of votes that may be cast for the election of directors of the Company (the "Voting Shares");

               (ii) the shareholders of the Company shall approve any merger or other business combination of the Company, sale of substantially all of the Company's assets or combination of the foregoing transactions (a

          "Transaction") other than a Transaction involving only the Company and one or more of its Subsidiaries, or a Transaction immediately following which the shareholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity excluding for this purpose any shareholder owning directly or indirectly more than ten percent (10%) of the shares of the other company involved in the merger; or


               (iii)     the liquidation or dissolution of the Company.

          (e)  "Code" means the Internal Revenue Code of 1986, as amended.
                ----

          (f)  "Committee" means the committee appointed by the Board of
                ---------
     Directors to administer the Plan. The Board of Directors shall consider the advisability of whether the members of the Committee shall consist solely of at least two members of the Board of Directors who are both "outside directors" as defined in Treas. Reg. (S) 1.162-27(e) as promulgated by the Internal Revenue Service and "non-employee directors" as defined in Rule 16b-3(b)(3) as promulgated under the Exchange Act.

          (g)  "Company" means Cypress Communications, Inc., a Delaware
                -------
     corporation.

          (h)  "Director" means a member of the Board of Directors.
                --------

          (i)  "Disability" has the same meaning as provided in the long-term
                ----------
     disability plan or policy maintained or, if applicable, most recently maintained, by the Company or, if applicable, any Affiliate of the Company for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability means that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability will be made by the Committee and will be supported by advice of a physician competent in the area to which such Disability relates.

          (j)  "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
     amended from time to time.

          (k)  "Fair Market Value" with regard to a date means:
                -----------------

               (i) the closing price at which Stock shall have been sold on the most recent trading date immediately prior to the date of determination as reported by any national securities exchange or any Nasdaq quotation system (or, if applicable, as reported by a national securities exchange selected by the Committee on which the shares of Stock are then actively traded) and published in The Wall Street
                                                           ---------------
          Journal,
          -------

               (ii) if Stock is not actively traded on any such exchange or system, the arithmetic mean of the bid and asked for prices for shares of Stock on the most recent trading date within a reasonable period prior to the determination date as reported by such exchange or system, or

               (iii) if there are no bid and asked for prices within a reasonable time or if the shares of Stock are not traded on any exchange or system as of the determination date, Fair Market Value means the fair market value of a share of Stock as determined in good faith by the Board of Directors to the value of the Stock in the hands of the Participant; provided that, the Fair Market Value as determined by the Board of Directors is subject to arbitration if the Participant disagrees with the Board of Directors' determination. In such event, the Participant and the Board of Directors may each select a qualified independent appraiser and each appraiser will independently determine the Fair Market Value of the Stock. If the lower of the two independent appraisals is within five percentage points of the higher of the two appraisals, the Fair Market Value will be the arithmetic mean of the independent appraisals. If the independent appraisals differ by an amount which is greater then five percentage points, the independent appraisers must select a third appraiser, and the Fair Market Value will be the arithmetic mean of the two appraisals which are closest in amount. Each party will be obligated to pay its share of the costs associated with the use of the independent appraisers.

          (l)  "Option" means a non-qualified stock option or an incentive stock
                ------
     option.

          (m)  "Over 10% Owner" means an individual who at the time an Incentive
                --------------
     Stock Option is granted owns Stock possessing more than 10% of the total combined voting power of the Company or one of its Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

          (n)  "Participant" means an individual who receives an Option
                -----------
     hereunder.

          (o) "Plan" means the Cypress Communications, Inc. 1997 Management
               ----
     Option Plan.

          (p)  "Stock" means the Company's common stock, $.001 par value.
                -----

          (q)  "Option Agreement" means an agreement between the Company and a
                ----------------
     Participant or other documentation evidencing an award of an Option.

          (r)  "Subsidiary" means any corporation (other than the Company)
                ----------
     in an unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          (s)  "Termination of Employment" means the termination of the
                -------------------------
     employee-employer relationship between a Participant and the Company and its Affiliates, regardless of whether severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee will, in its absolute discretion, determine the effect of all matters and questions relating to a Termination of Employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Employment.

          (t)  "Termination of Service" means with respect to a Director, the
                ----------------------
     cessation of services as a Director, regardless of whether severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a cessation by resignation, removal, death, Disability or retirement. With respect to a consultant, the phrase "Termination of Service" shall mean the termination of the consultant services rendered to the Company. The Committee will, in its absolute discretion, determine the effect of all matters and questions relating to a Termination of Service.



                      SECTION 2  THE STOCK INCENTIVE PLAN

     2.1  Purpose of the Plan.  The Plan is intended to (a) provide incentive to
          -------------------
officers, Directors and key employees of the Company and its Affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; and (b) encourage stock ownership by officers, Directors and key employees by providing them with a means to acquire a proprietary interest in the Company, acquire shares of Stock, or to receive compensation which is based upon appreciation in the value of Stock.

     2.2  Stock Subject to the Plan. Subject to adjustment in accordance with
          -------------------------
Section 4.2, 223,265 shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to Options. At no time may the Company have outstanding under the Plan, Options subject to Section 16 of the Exchange Act and shares of Stock issued in respect of Options under the Plan in excess of the Maximum Plan Shares. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Option that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full will again be available for purposes of the Plan.

     2.3  Administration of the Plan. The Plan is administered by the Committee.
          --------------------------
The Committee has full authority in its discretion to determine the officers and key employees of the Company or its Affiliates to whom Options will be granted and the terms and provisions of Options, subject to the Plan. Subject to the provisions of the Plan, the Committee has full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Option Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee's decisions are final and binding on all Participants.

     2.4  Eligibility and Limits.  Options may be granted only to officers,
          ----------------------
Directors, key employees and consultants of the Company or any Affiliate of the Company; provided, however, that an incentive stock option may only be granted to an employee of the Company or any Subsidiary. In the case of incentive stock options, the aggregate Fair Market Value (determined as at the date an incentive stock option is granted) or stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Subsidiaries may not exceed $100,000; provided further, that if the limitation is exceeded, the incentive stock option(s) which cause the limitation to be exceeded will be treated as non-qualified stock option(s).


                          SECTION 3  TERMS OF OPTION

     3.1  Number of Shares Subject to Options.  The number of shares of Stock
          -----------------------------------
as to which an Option may be granted will be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 as to the total number of shares available for grant under the Plan.

     3.2  Option Agreement.  Each Option will be evidenced by an Option
          ----------------
Agreement containing such terms, conditions and restrictions as the Committee may in its sole discretion determine; provided, however, that as to any Option granted to an employee of the Company or any Subsidiary, the Option shall contain such conditions and restrictions as are no less favorable to the Participant than those set forth in the Plan. Each Option Agreement is subject to the terms of the Plan and any provisions contained in the Option Agreement that are inconsistent with the Plan are null and void.

     3.3  Date of Grant.  The date an Option is granted will be the date on
          -------------
which he Committee has approved the terms and conditions of the Option and has determined the recipient of the Option and the number of shares covered by the Option, and has taken all such other actions necessary to complete the grant of the Option.

     3.4  Multiple Options.  Any Option may be granted in connection with all or
          ----------------
any portion of a previously or of a contemporaneously granted Option. Exercise or vesting of an Option granted in connection with another Option may result in a pro rata surrender or cancellation of any related Option, as specified in the applicable Option Agreement.

     3.5  Nontransferability. Options are not transferable or assignable except
          ------------------
by will or by the laws of descent and distribution and are exercisable, during the Participant's lifetime, only by the Participant; or in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of death of the Participant, by the legal representative of the Participant's estate or if no legal representative has been appointed, by the successor in interest determined under the Participant's will.

     3.6  Terms and Conditions of Options. Each Option granted under the Plan
          -------------------------------
must be evidenced by an Option Agreement. Each Option shall, to the extent possible, be an incentive stock option described in Code Section 422 and, as to the remaining Options, if any, each shall be a non-qualified stock option. At the time any incentive stock option granted under the Plan is exercised, the Company will be entitled to legend the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as representing the shares purchased upon the exercise of an incentive stock option. An incentive stock option may only be granted within ten (10) years from the earlier of the date the Plan is adopted or approved by the Company's stockholders.

          (a) Option Price.  Subject to adjustment in accordance with Section
              ------------
     5.2 and the other provisions of this Section 3.6, the exercise price (the "Exercise Price") per share of Stock purchasable under any Option must be Fair Market Value on the date the Option is granted. With respect to each grant of an incentive stock option to a Participant who is an Over 10% Owner, the Exercise Price may not be less than 110% of the Fair Market Value on the date the Option is granted.

          (b) Option Term.  Any stock option granted to a Participant who is not
              -----------
     an Over 10% Owner is not exercisable after the expiration of ten (10) years after the date the Option is granted. Any incentive stock option granted to an Over 10% Owner is not exercisable after the expiration of five (5) years after the date the Option is granted. The term of any non-qualified stock option shall be ten (10) years.

          (c) Payment.  Payment for all shares of Stock purchased pursuant to
              -------
     exercise of an Option will be made in one or more of the following forms:

              (i)   cash or certified check;

              (ii) by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery or in combination with cash or certified check; or

              (iii) if or when the Stock becomes traded on a national securities exchange by receipt of the purchase price in cash from a proper broker, dealer or other creditor following delivery of instructions by the Participant to the Board of Directors in a form acceptable to the Board of Directors regarding delivery to such broker, dealer or other creditor of that number of option shares with respect to which the option is exercised.

     In its discretion, the Committee also may authorize (at the time an Option is granted or thereafter) Company financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion. Payment must be made at the time that the Option or any part thereof is exercised, and no shares may be issued or delivered upon exercise of an option until full payment has been made by the Participant. The holder of an Option, as such, has none of the rights of a stockholder.

          (d) Conditions to the Exercise of an Option.  Each Option granted
              ---------------------------------------
     under the Plan is exercisable by the Participant when vested. The Options granted to employees of the Company and any Subsidiary shall vest in a 20% increment as of the first anniversary of the date of grant and shall vest in additional 5% increments as of the end of each subsequent quarter measured from the first anniversary of the date of grant; provided that the Participant has at all times since the date of grant remained continuously employed by the Company or an Affiliate, or with respect to Options granted to Directors, remained in the service of the Company; and provided further that, the Options shall fully vest upon a Change of Control. Options granted to consultants shall become vested as provided for in the Option Agreement. Provided further, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term, notwithstanding any provision of the Option Agreement to the contrary.

          (e) Termination of Stock Option. In the event of Termination of
              ---------------------------
     Employment of a Participant, the Option or portion thereof held by the Participant which is unexercised will expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of Termination of Employment; provided, however, that in the case of a holder whose Termination of Employment is due to death or Disability, one
     (1) year will be substituted for such three (3) month period; provided, further that such time limits may be exceeded by the Committee under the terms of the grant, in which case, any incentive stock option will be a nonqualified option if it is exercised after the time limits that would otherwise apply. For purposes of this Subsection (e), Termination of Employment will not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the incentive stock option of the Participant in a transaction to which Code Section 424(a) is applicable. Notwithstanding the foregoing, Options granted to consultants may provide for a longer post-termination of service exercise period, as set forth in the applicable Option Agreement.

          (f) Special Provisions for Certain Substitute Options.  Notwith-
              -------------------------------------------------
     standing anything to the contrary in this Section 3.6, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

     3.7  Treatment of Options upon Termination of Employment or Termination of
          ---------------------------------------------------------------------
Service. Any Option under this Plan to a Participant who has died, who has
-------
experienced a Termination of Employment either without Cause or due to a Disability, or has experienced a Termination of Service due to a Disability, shall fully vest and be exercisable as of the date of Termination of Employment or Termination of Service. In the event of the Participant's Termination of Employment for Cause, any outstanding Options shall become void and unexercisable.


                         SECTION 4 GENERAL PROVISIONS

     4.1  Withholding.  The Company must deduct from all cash distributions
          -----------
under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan, the Company has the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. A Participant may pay the withholding tax in cash, or, if the applicable Option Agreement provides, a Participant may elect to have the number of shares of Stock to be received reduced by the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise or payment of an Option (a "Withholding Election"). A Participant may make a Withholding Election only if both of the following conditions are met:

          (a) The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

          (b) Any Withholding Election made will be irrevocable except on six months advance written notice delivered to the Company; however, the Committee may in its sole discretion disapprove and give no effect to the Withholding Election.

     4.2  Changes in Capitalization; Merger; Liquidation.
          ----------------------------------------------

          (a) The number of shares of Stock reserved for the grant of Options; the number of shares of Stock reserved for issuance upon the exercise or payment, as applicable, of each outstanding Option; and the Exercise Price of each outstanding Option must be proportionately adjusted for (1) any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares, (2) the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock, (3) any other increase or decrease in the number of shares of Stock outstanding, (4) the effect of other distributions to shareholders, including, but not limited to, distributions, below fair market value sales of stock, stock splits or spin-off transactions. Any such adjustment must be in a manner which, after giving effect to such adjustment, will return for the Participant the value of the Option as of the date of grant.

          (b) In the event of a merger, consolidation or other reorganization of the Company or tender offer for shares of Stock, the Committee may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect such merger, consolidation, reorganization or tender offer, including, without limitation, the substitution of new awards, or the adjustment of outstanding awards, the acceleration of awards, the removal of restrictions on outstanding awards, or the termination of outstanding awards in exchange for the cash value of the vested portion of the award determined based upon the terms of the merger, consolidation, reorganization or tender offer by the Committee in good faith. Any adjustment pursuant to this Section 4.2 may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option, but except as set forth in this Section may not otherwise diminish the then value of the Option. Not less than fifteen (15) days prior to effecting such an action, the Committee shall notify the Participants in writing of such planned action, and shall give the Participants the opportunity to exercise their Options prior to any merger, consolidation, reorganization or tender offer.

          (c) The existence of the Plan and the Options granted pursuant to the Plan must not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding. Any and all options issued under the Cypress Communications,

     L.L.C. 1996 Share Incentive Plan (the "1996 Plan") shall be replaced with non-qualified Options issued pursuant to this Plan, with each having the same terms, exercise price and number of shares as set forth in the 1996 Plan.

     4.3  Cash Awards. The Committee may, at any time and in its discretion,
          -----------
grant to any holder of a Option the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Option or the exercise of rights thereunder.

     4.4  Compliance with Code.  All incentive stock options to be granted
          --------------------
hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all incentive stock options granted hereunder must be construed in such manner as to effectuate that intent.

     4.5  Right to Terminate Employment.  Nothing in the Plan or in any Option
          -----------------------------
confers upon any Participant the right to continue as an employee, Director or officer of the Company or any of its Affiliates or affect the right to the Company or any of its Affiliates to terminate the Participant's employment or service at any time.

     4.6  Non-alienation of Benefits.  Other than as specifically provided
          --------------------------
with regard to the death of a Participant, no benefit under the Plan may be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit may, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

     4.7  Restrictions on Delivery and Sale of Shares; Legends.  Each Option
          ----------------------------------------------------
is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Option or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Option may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Options then outstanding, the Committee may require, as a condition of exercise of any Option as a condition to any other delivery of Stock pursuant to an Option, that the Participant or other recipient of an Option represent, in writing, that the shares received pursuant to the Option are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to an

Option such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

     4.8  Stockholders' Agreement.  As a condition to the exercise of the
          -----------------------
Options, the Participants must execute a stockholders' agreement if there is one in place at the time the option is exercised and if requested to do so by the Company. At the time of grant of an award under the Plan, the Company shall deliver to the Optionee any such stockholders' agreement that is in effect as of the date of grant.

     4.9  Listing and Legal Compliance.  The Committee may suspend the exercise
          ----------------------------
or payment of any Option so long as it determines that securities exchange listing or registration or qualification under any securities laws is required in connection herewith and has not been completed on terms acceptable to the Committee.

     4.10 Termination and Amendment of the Plan.  The Board of Directors at any
          -------------------------------------
time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment may adversely affect the rights of the Participant under such Option without the consent of the holder of an Option.

     4.11 Arbitration.  Any controversy or claim arising out of or relating to
          -----------
Options issued under the Plan shall be settled by arbitration in accordance with the Commercial Arbitration rules of the American Arbitration Association. The arbitration shall take place in Atlanta, Georgia. Each party to the Agreement may select on neutral arbitrator. The selected arbitrators shall in turn appoint a third neutral arbitrator, and the three so chosen shall comprise the arbitration panel. The decision of the arbitration panel shall be final and binding on the parties, and judgment upon the award rendered by the arbitration panel may be entered by any court having jurisdiction thereof.

     4.12 Stockholder Approval.  The Plan must be submitted to the stockholders
          --------------------
of the Company for their approval within twelve (12) months before or after the adoption of the Plan by the Board of Directors of the Company. If such approval is not obtained, any Stock Incentive granted hereunder will be void.

     4.13 Choice of Law.  The laws of the State of Georgia govern the Plan, to
          -------------
the extent not preempted by federal law, without reference to the principles of conflict of laws.

     4.14 Effective Date of Plan.  The Plan shall become effective _________,
          ----------------------
subject, however, to the approval of the Plan by the Company's stockholders. Options granted hereunder prior to such approval shall be conditioned upon such approval. Unless such approval is obtained within one year after the effective date of this Plan and any Options awarded hereunder shall become void thereafter.

                                        CYPRESS COMMUNICATIONS, INC.

                                        By:    _________________________________

                                        Title: _________________________________

ATTEST:

By:    _______________________

Title: _______________________